Exhibit 32.1


                                CERTIFICATION PURSUANT TO
                                 18 U.S.C. SECTION 1350,
                                 AS ADOPTED PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Fushi International, Inc. (the "Company"), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     (1) The Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    Dated: August 14, 2006

    /s/ Li Fu
    --------------------------------
    Li Fu
    Chief Executive Officer

    /s/ Wenbing Chris Wang
    ---------------------
    Wenbing Chris Wang
    Chief Financial Officer


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A signed  original of this  written  statement  required by Section 906 has been
provided  to  Fushi   International,   Inc.   and  will  be  retained  by  Fushi
International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.